STOCKHOLDERS’ DEFICIT	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
STOCKHOLDERS’ DEFICIT

NOTE 3-STOCKHOLDERS’ DEFICIT

There were no common or preferred stock transactions since the Company was dissolved in 2014 until December 2021 when the Company issued 300,000 shares of Series B Preferred Stock as noted below.

The Company on December 10, 2021 amended their articles of incorporation to include a certificate of designation for a Series B Preferred Stock that is not convertible, but has voting rights of 10,000 votes per 1 share. These shares were issued to the officer of the Company in December 2021.

On July 1, 2021, the Company entered into an agreement with its officer to provide services to the Company. The officer was obligated to pay $50,000 plus provide services valued at an additional $50,000 for the issuance of 300,000 shares of a newly formed series of preferred stock (Series B). The only rights the Series B preferred Shares have are voting rights equivalent to 10,000 votes for each share. These shares are not convertible into any other series of authorized stock of the Company and are not redeemable. The Series B Preferred Shares were deemed issued as of the date of the agreement, however there were administrative delays in forming this new series and amending the certificate of incorporation. The Company has reflected these shares as equity and noted that they are accrued. The Certificate of Incorporation was amended on December 10, 2021 and the 300,000 shares were issued upon this amendment.

There are no stock options or warrants outstanding as of December 31, 2021 and 2020.